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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 30, 2007

                                 MathStar, Inc.
             (Exact name of registrant as specified in its charter)

          Delaware                    000-51560                 41-1881957
(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)             File Number)            Identification No.)

19075 NW Tanasbourne Dr, Suite 200, Hillsboro, OR                  97124
     (Address of principal executive offices)                    (Zip Code)

        Registrant's telephone number, including area code (503) 726-5500

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 8 - Other Events

Item 8.01 Other Events.

On July 30, 2007, MathStar, Inc. announced it would hold its second quarter earnings conference call on August 7, 2007 at 1:30 p.m. PST. The dial-in numbers for the conference call are 303-262-2075 or 800-218-0713. The press release announcing the conference call is attached as an exhibit and is incorporated herein by reference.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits. The following exhibit is being furnished as part of this report:

EXHIBIT NO.       DESCRIPTION
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99.1              Press Release of MathStar, Inc. dated July 30, 2007.

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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   MathStar, Inc.


Date:  July 30, 2007               By: /s/ James W. Cruckshank
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                                       James W. Cruckshank
                                       Vice President of Administration and
                                       Chief Financial Officer
                                       (Principal Financial Officer and Chief
                                       Accounting Officer)

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